SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                            December 13, 2011
                           -------------------

                      NORTH EUROPEAN OIL ROYALTY TRUST
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            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245

               Delaware                             22-2084119
        -----------------------                -----------------------
        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
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                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------
            (Registrant's telephone number including area code)


                               Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                   -2-

Item 8.01.  Other Events.
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            The Trust, in conjunction with a parallel royalty holder,
            periodically engages German accountants to review the methods of calculation of royalties used by ExxonMobil Production Deutschland GmbH (EMPG) and its affiliates. The accountants' report covering the years 2007-2008 noted that in 2008, NV Nederlandse Gasunie (the state owned Dutch gas distribution company) completed its purchase of the interest held by BEB Erdgas und Erdol GmbH (BEB), an affiliate of EMPG, in the North German gas distribution and transmission pipeline system. Based upon advice of its German counsel, the Trust, along with the parallel royalty holder with a similar royalty agreement, asserted a claim for royalties on the amounts received from such sale. Efforts to resolve the claim were not successful. The parallel royalty holder filed an action in the District Court of Hannover, Germany, Civil Chamber against Oldenburgische Erdolgesellschaft GmbH, an affiliate of BEB. Subsequently, German counsel advised the Trustees that on December 31, 2011 the prescription, or statute of limitations, period for a claim would expire. In the face of that pending expiration, and after unsuccessfully seeking a waiver of the statute of limitations, the Trustees, on December 13, 2011, instructed German counsel to file an application to join as a party plaintiff to the complaint previously filed by the parallel royalty holder. In joining the existing action, the Trust seeks a royalty on sales proceeds in the amount of Euros 5.66 million. Based on the advice of German counsel, the Trust believes it will be permitted to join as a party to the existing action and that there are reasonable grounds to support the claim. However, there can be no assurance that the joinder will be permitted or that any recovery will be obtained.



                                SIGNATURES
                                ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------
                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------
                                                John R. Van Kirk
                                                Managing Director
Dated:   December 15, 2011